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                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                     FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                    ACT OF 1934

DATE OF REPORT       January 15, 1998

                                  -----------------

                                     YAHOO! INC.

                (Exact name of registrant as specified in its charter)

                                       0-26822
                               (Commission File Number)

                 California                              77-0398689
     (State or other jurisdiction of                   (I.R.S. Employer
      incorporation or organization)                  Identification No.)

                               3420 Central Expressway
                             Santa Clara, California 95051
                 (Address of principal executive offices, with zip code)

                                   (408) 731-3300
                   (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS

          On January 14, 1998, Yahoo! Inc., a California corporation ("Yahoo!"), announced its earnings and results of operations for the fourth quarter and the fiscal year ended December 31, 1997. Further details regarding this announcement are contained in Yahoo!'s press release dated January 14, 1998 attached as an exhibit hereto and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  EXHIBITS.


               99.  Press Release dated January 14, 1998


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  YAHOO! INC.


Date:  January 15, 1998           By:  /s/ Gary Valenzuela
                                       -------------------------------------
                                       Gary Valenzuela
                                       Vice President, Finance and
                                       Administration, and Chief Financial
                                       Officer (Principal Financial Officer)

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                               INDEX TO EXHIBITS



Exhibit Number                                   Description
--------------                                   -----------
     99.                            Press Release dated January 14, 1998